                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

        New York                    1-15286                    11-2418067
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     (State or other              (Commission                (IRS Employer
     jurisdiction of             File Number)             Identification No.)
     incorporation)

                388 Greenwich Street, New York, New York            10013
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                (Address of principal executive offices)          (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

Exhibit No.                             Description
-----------                             -----------
1.01              Terms Agreement, dated May 25, 2004, between the Company and
                  Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Enhanced Income
                  Strateg(SM) Principal-Protected Notes with Income and
                  Appreciation Potential Linked to the 2004-2 Dynamic Portfolio
                  Index(SM) due May 26, 2010.

4.01              Form of Note for the Company's Enhanced Income Strategy(SM)
                  Principal-Protected Notes with Income and Appreciation
                  Potential Linked to the 2004-2 Dynamic Portfolio Index(SM) due
                  May 26, 2010.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2004                          CITIGROUP GLOBAL MARKETS
                                             HOLDINGS INC.

                                             By: /s/ Mark I. Kleinman
                                                 ------------------------------
                                                 Name: Mark I. Kleinman
                                                 Title: Executive Vice President
                                                        and Treasurer